Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

SANDRIDGE PERMIAN TRUST

AND

SANDRIDGE ENERGY, INC.,

DATED AS OF AUGUST 16, 2011

This Registration Rights Agreement (the “Agreement”) is made and entered into as of August 16, 2011, by and between SandRidge Permian Trust, a statutory trust formed under the laws of the State of Delaware (the “Trust”), and SandRidge Energy, Inc. (“SandRidge”), a Delaware corporation.

WHEREAS, in connection with the initial public offering of common units of beneficial interests of the Trust, the Trust has agreed to file a registration statement or registration statements relating to the sales by SandRidge, SandRidge Exploration and Production, LLC (“SandRidge E&P”), a Delaware limited liability company and wholly owned subsidiary of SandRidge, and their respective Transferees of certain of the Trust Units (as each capitalized term is defined below).

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

SECTION 1.         Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to a specified person, any person that directly or indirectly controls, is controlled by, or is under common control with, the specified person. As used in this definition, the term “control” (and the correlative terms “controlling,” “controlled by,” and “under common control”) shall mean the possession, directly or indirectly, of the right or power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Business Day” means any day that is not a Saturday, Sunday, a holiday determined by the New York Stock Exchange, Inc., as “affecting ‘ex’ dates” or any other day on which national banking institutions in New York, New York are closed.

“Common Units” has the meaning set forth in the Trust Agreement.

“Deferral Notice” has the meaning set forth in Section 3(j) hereof.

“Deferral Period” has the meaning set forth in Section 3(j) hereof.

“Demand Notice” has the meaning set forth in Section 2(a) hereof.

“Demand Registration” has the meaning set forth in Section 2(a) hereof.

“Demanding Qualified Holder(s)” shall mean, with respect to any Demand Registration, the Qualified Holder(s) delivering the relevant Demand Notice.

“Effective Period” means the period commencing on the 180th day after the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Expenses” has the meaning set forth in Section 6(a) hereof.

“FINRA” has the meaning set forth in Section 3(o) hereof.

“Indemnified Party” has the meaning set forth in Section 6(d) hereof.

“Indemnifying Party” has the meaning set forth in Section 6(d) hereof.

“Material Event” has the meaning set forth in Section 3(j) hereof.

“Notice” has the meaning set forth in Section 2(d) hereof.

“person” shall mean any individual, partnership, limited liability company, corporation, trust, unincorporated association, governmental body or other entity, organization or association.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any amendment, prospectus supplement or free writing prospectus (as defined in Rule 405 promulgated under the Securities Act), including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Qualified Holder” shall mean SandRidge, SandRidge E&P and any Transferee of SandRidge or SandRidge E&P, to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement and, in each case, who continues to be entitled to the rights of a Qualified Holder hereunder.

“Registrable Securities” means the Trust Units held by the Qualified Holders and any securities into or for which such Trust Units have been converted or exchanged, and any security issued with respect thereto upon any dividend, split or similar event until, in the case of any such Trust Units or other security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) its disposal pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) its sale in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities, (iv) its being held by the Trust, (v) 10 years after a Qualified Holder of such security ceases to be an Affiliate of the Trust or (vi) if such security has been sold in a private transaction in which the transferor’s rights under this Agreement are assigned to the transferee and such transferee is not an Affiliate of the Trust, the time that is one year following the transfer of such security to such transferee.

“Registration Statement” means any registration statement of the Trust, including any Shelf Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Information” has the meaning set forth in Section 4(a) hereof.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SandRidge” has the meaning set forth in the introductory paragraph hereof.

“SandRidge E&P” has the meaning set forth in the recitals hereof.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shelf Registration Statement” means a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC) registering the resale of Registrable Securities from time to time by any Qualified Holder.

“Special Counsel” means Covington & Burling LLP or such other successor counsel as shall be specified in writing by Qualified Holders holding a majority of all Registrable Securities.

“Subordinated Units” has the meaning set forth in the Trust Agreement.

“Transferee” means any person or group of persons that purchases any Registrable Securities from SandRidge or SandRidge E&P or otherwise holds any Registrable Securities as a result of any sale, liquidation, dividend or distribution by SandRidge, SandRidge E&P or any of their Affiliates; provided, that such person or group (i) agrees to be designated as a transferee hereunder, (ii) is specifically designated as a transferee hereunder in writing by SandRidge to the Trust, (iii) holds Registrable Securities representing at least 100,000 of the then-outstanding Registrable Securities and (iv) in the case of a group, such group shall collectively agree to constitute a single transferee for purposes of this Agreement (including for purposes of exercising any Demand Registration right transferred to such group hereunder).

“Trust” has the meaning set forth in the introductory paragraph hereof.

“Trust Agreement” means that certain Amended and Restated Trust Agreement of the Trust, dated as of the date hereof.

“Trust Units” means Common Units and Subordinated Units.

“Trustee” means The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America with its principal place of business in New York, New York, as trustee, acting not in its individual capacity but solely as trustee of the Trust.

SECTION 2.         Demand Registration Rights.

(a)           During the Effective Period, a Qualified Holder shall have the right, by delivering a written notice to the Trust (the “Demand Notice”), to require the Trust to register, pursuant to the terms of this Agreement and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered (a “Demand Registration”). A Demand Notice must specify the number of Registrable Securities to be registered and the Qualified Holder’s intended method of disposition thereof.

(b)           The Qualified Holders shall be entitled to up to five Demand Registrations. Notwithstanding any other provision of this Section 2, in no event shall more than one Demand Registration occur during any six-month period (measured from the effective date of the Registration Statement to the date of the next Demand Notice).

(c)           No Demand Registration shall be deemed to have occurred for purposes of this Section 2 if the Registration Statement relating thereto does not become effective, or its effectiveness is not maintained, for the period required pursuant to Section 2(e), in which case the Demanding Qualified Holders shall be entitled to an additional Demand Registration in lieu thereof.

(d)           Within ten (10) days after receipt by the Trust of a Demand Notice, the Trust shall give written notice (the “Notice”) of such Demand Notice to all other Qualified Holders and shall, subject to the provisions of Section 2(f) hereof, include in such registration all Registrable Securities held by such Qualified Holders with respect to which the Trust received written requests for inclusion therein within ten (10) days after such Notice is given by the Trust to such holders.

(e)           The Trust shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of ninety (90) days after the effective date thereof or, in the case of a Shelf Registration Statement, until such time as all Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities; provided, that such period shall be extended for a period of time equal to the period the holders of Registrable Securities refrain from selling any securities included in such registration at the request of (i) an underwriter of the Trust or (ii) the Trust pursuant to this Agreement.

(f)            If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter advises the holders of such securities in writing that in its view the total amount of securities proposed to be sold in such offering (including securities proposed to be sold by persons other than Demanding Qualified Holders pursuant to incidental or piggyback registration rights) is such as to adversely affect the success of such offering, then the amount of securities to be offered for the account of Demanding Qualified Holders and for the account of persons other than Demanding Qualified Holders shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter by:

(i)            First, reducing, or eliminating if necessary, all securities requested to be included by persons other than Demanding Qualified Holders and

(ii)           Second, if necessary, reducing the Registrable Securities requested to be included by the Demanding Qualified Holders, pro rata among such Demanding Qualified Holders on the basis of the percentage of the total Registrable Securities requested to be included in such Registration Statement by each such holder.

In connection with any Demand Registration to which the provisions of this Section 2(f) apply, no securities other than Registrable Securities shall be covered by such Demand Registration except in accordance with this Section 2(f), and such registration shall not reduce the number of Demand Registrations available to the Qualified Holders under Section 2(b) if the Registration Statement excludes more than 25% of the aggregate number of Registrable Securities that the Demanding Qualified Holders requested be included.

(g)           The Trust shall be entitled to postpone (but not more than once in any 12-month period), for a reasonable period of time not in excess of 90 days, the filing of a Registration Statement if the Trust delivers to the Demanding Qualified Holders a certificate signed by the Trust certifying that, in its good faith judgment, it would be detrimental to the Trust and its unitholders for such Registration Statement to be filed and it therefore would be beneficial to defer the filing of such Registration Statement. If the Trust shall so postpone the filing of a Registration Statement, the Demanding Qualified Holders shall have the right to withdraw the request for registration by giving written notice to the Trust within 20 days of the anticipated termination date of the postponement period, as provided in the certificate delivered by the Trust, and in the event of such withdrawal, such request shall not reduce the number of available registrations with respect to the Qualified Holders under this Section 2.

(h)           Whenever the Trust shall effect a Demand Registration pursuant to this Section 2 in connection with an underwritten offering, no securities other than Registrable Securities shall be covered by such Demand Registration, unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities requesting such registration in writing that it believes that the inclusion of such other securities would not adversely affect such offering or (ii) the inclusion of such other securities is approved by the affirmative vote of the holders of at least a majority of the Registrable Securities included in such Demand Registration by the Demanding Qualified Holders.

SECTION 3.         Registration Procedures. Following receipt of a Demand Notice, the Trust shall:

(a)           Use its reasonable best efforts to (i) prepare and file with the SEC, no later than 45 days after receiving the Demand Notice, a Registration Statement or Registration Statements (including, if so requested by the Qualified Holders, a Shelf Registration Statement),

on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and (ii) cause each such Registration Statement to become effective as promptly as practicable after filing and remain effective for the period of time provided in Section 2(e); provided, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC (but excluding reports filed with the SEC under the Exchange Act), the Trust shall furnish to the Qualified Holders, the Special Counsel and the managing underwriters, if any, copies of any such document at least three (3) Business Days prior to the filing thereof.

(b)           Subject to Section 3(j), (i) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement; (ii) cause the related Prospectus to be supplemented by any required prospectus supplement or free writing prospectus, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and (iii) use reasonable best efforts to comply with the provisions of the Securities Act applicable to the Trust with respect to the disposition of all securities covered by such Registration Statement during the period provided herein with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

(c)           Subject to Section 3(j), as promptly as practicable after the date a Registration Statement is declared effective and the Required Information is delivered pursuant to Section 4 hereof:

(i)            if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement, a supplement to the related Prospectus, a supplement or amendment to any document incorporated in the Prospectus by reference and/or any other document required to be filed so that the Qualified Holder delivering such Required Information is named as a selling securityholder in the Registration Statement and the related Prospectus in such a manner as to permit such Qualified Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Trust shall file a post-effective amendment to the Registration Statement, use reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as practicable; and

(ii)           provide such Qualified Holder copies of any documents filed pursuant to Section 3(c)(i) and notify such Qualified Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(c)(i); provided, that if the Required Information is delivered during a Deferral Period, the Trust shall so inform the Qualified Holder delivering such Required Information. Notwithstanding anything contained herein to the contrary, the Trust shall be under no obligation to name any Qualified Holder that has failed to deliver the Required Information in the manner set forth in Section 4 hereof as a selling securityholder in any Registration Statement or related Prospectus.

(d)           As promptly as practicable, give notice to the Qualified Holders, the Special Counsel and the managing underwriters, if any, (i) when any Prospectus, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has been declared effective, (ii) of any request, following the effectiveness of any Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Trust of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event (as defined below) and (vi) of the determination by the Trust that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Trust (or as required pursuant to Section 3(j)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(j) shall apply.

(e)           Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable, and provide prompt notice to each Qualified Holder of the withdrawal of any such order.

(f)            If requested by the managing underwriters, if any, or the Qualified Holders of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Qualified Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Trust has received such request; provided, that the Trust shall not be required to take any actions under this Section 3(f) that are not, in the opinion of counsel for the Trust, in compliance with applicable law.

(g)           As promptly as practicable, furnish to each Qualified Holder, the Special Counsel and each managing underwriter, if any, upon request, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and, if requested, all documents incorporated or deemed to be incorporated therein by reference.

(h)           Deliver to each Qualified Holder, the Special Counsel and each managing underwriter, if any, in connection with any sale of Registrable Securities pursuant to a Registration Statement as many copies of the Prospectus relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such persons may reasonably request. In addition, the Trust hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked and subject to Section 3(j)(ii) hereof) to the use of such Prospectus or each such amendment or supplement thereto by each Qualified Holder and the underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(i)            Use reasonable best efforts to (i) prior to any public offering of the Registrable Securities pursuant to a Registration Statement, register or qualify or cooperate with the Qualified Holders, the Special Counsel and the underwriters, if any, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Qualified Holder or underwriter reasonably requests in writing (which request may be included with the Required Information) and (ii) keep each such registration or qualification (or exemption therefrom) effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement in connection with such Qualified Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that neither the Trust nor the Trustee shall be required to (i) qualify as a foreign entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(j)            Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which (x) any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (each of subclauses (x) and (y) hereof, a “Material Event”), or (C) the occurrence or existence of any pending development of the Trust that, in the reasonable discretion of the Trust, makes it appropriate to suspend the availability of any Registration Statement and the related Prospectus:

(i)            in the case of clause (B) above, subject to clause (ii) below, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement, a supplement to the related Prospectus, a supplement or amendment to any document incorporated in the Prospectus by reference and/or any other document required to be filed so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a

Registration Statement, subject to clause (ii) below, use reasonable best efforts to cause it to be declared effective as promptly as practicable;

(ii)           give notice to the Qualified Holders and the Special Counsel, if any, that the availability of any Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Qualified Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Qualified Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Trust that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus, in which case such Qualified Holder will use the Prospectus as so supplemented or amended in connection with any offering and sale of Registrable Securities covered thereby; and

(iii)          use reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Trust, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Trust or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Trust, such suspension is no longer appropriate.

The time period from the date the Trust sends the Deferral Notice to the date the Registration Statement and relevant Prospectus are no longer unavailable to make sales of the securities is known as the “Deferral Period.”

(k)           If reasonably requested by a Qualified Holder or any underwriter participating in any disposition of Registrable Securities, if any, in writing in connection with a disposition by such Qualified Holder of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by representatives of such Qualified Holders of such Registrable Securities (including any broker-dealers, underwriters, attorneys and accountants retained by such Qualified Holders, and any attorneys or other agents retained by a broker-dealer or underwriter engaged by such Qualified Holders), all relevant financial and other records and pertinent documents and properties of the Trust, and cause the appropriate employees and agents of the Trust to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representatives in each case as is customary for similar “due diligence” examinations; provided, that (i) the Trust shall not be obligated to make available for inspection any information that, based on the reasonable advice of counsel to the Trust, could subject the Trust to the loss of privilege with respect thereto and (ii) such persons shall first agree in writing with the Trust that any information that is reasonably designated by the Trust as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (a) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (b) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this

Agreement) or (c) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Qualified Holders and the other parties entitled thereto by Special Counsel, if any, or another representative selected by the Qualified Holders holding a majority of Registrable Securities being registered pursuant to such Registration Statement. Any person legally compelled or required by administrative or court order or by a regulatory authority to disclose any such confidential information made available for inspection shall provide the Trust with prompt prior written notice of such requirement so that the Trust may seek a protective order or other appropriate remedy.

(l)            Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to the Trust’s unitholders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Trust commencing after the effective date of a Registration Statement, which statements shall be made available no later than the next succeeding Business Day after such statements are required to be filed with the SEC.

(m)          Cooperate with each Qualified Holder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends stating that the Registrable Securities evidenced by the certificates are “restricted securities” (as defined by Rule 144), and cause such Registrable Securities to be registered in such names as such Qualified Holder or the managing underwriters, if any, may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

(n)           Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement.

(o)           Cooperate with and assist each Qualified Holder, the Special Counsel and any underwriters participating in any disposition of Registrable Securities in any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the filing or effectiveness of any Registration Statement, any post-effective amendment thereto or any offer or sale of Registrable Securities thereunder.

(p)           In the case of a proposed sale pursuant to a Registration Statement involving an underwritten offering, enter into such customary agreements (including, if requested, an underwriting agreement in reasonably customary form containing standard representations, warranties, covenants and indemnities of the Trust similar to those representations and warranties, covenants and indemnities given by issuers of securities in underwritten offerings of securities) and take all such other action, if any, as Qualified Holders holding a majority of the Registrable Securities being sold or any managing underwriters reasonably shall request in order to facilitate any disposition of the Registrable Securities pursuant to such Registration Statement, including using reasonable best efforts to cause (i) its counsel to deliver an opinion or opinions in reasonably customary form, (ii) its officers to execute and deliver all customary documents and certificates on behalf of the Trust and (iii) its independent public accountants and independent reserve engineers to provide a comfort letters in reasonably customary form.

(q)           Use reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement.

(r)            Upon either (i) the filing of any Registration Statement or (ii) the effectiveness of any Registration Statement, announce the same, in each case by press release disseminated by means of a widely used wire service or similar method.

(s)           Use reasonable best efforts to cause all Registrable Securities covered by a Demand Registration to be listed on each securities exchange on which similar securities issued by the Trust are listed or traded.

SECTION 4.         Qualified Holder’s Obligations.

(a)           Each Qualified Holder agrees that if such Qualified Holder wishes to sell Registrable Securities pursuant to a Registration Statement and related Prospectus, it will do so only in accordance with this Agreement. The Trust may require each Qualified Holder selling Registrable Securities as to which any registration is being effected to furnish to the Trust in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Trust may, from time to time, reasonably request in writing (the “Required Information”) and the Trust may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request. In addition, following the date that a Registration Statement is declared effective, each Qualified Holder wishing to sell Registrable Securities pursuant to a Registration Statement and related Prospectus agrees to deliver, promptly upon written request by the Trust, any additional information (which additional information shall be deemed part of the Required Information) the Trust may reasonably request to complete or amend the information required by any Registration Statement.

(b)           Each Qualified Holder agrees, by acquisition of the Registrable Securities, that no Qualified Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Qualified Holder has furnished the Trust with (i) the Required Information, (ii) any information required to be disclosed in order to make the information previously furnished to the Trust by such Qualified Holder not misleading and (iii) any other information regarding such Qualified Holder and the distribution of such Registrable Securities as the Trust may from time to time reasonably request. The sale of any Registrable Securities by any Qualified Holder shall constitute a representation and warranty by such Qualified Holder that the information relating to such Qualified Holder and its plan of distribution is as set forth in the Prospectus delivered by such Qualified Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Qualified Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Qualified Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

SECTION 5.         Registration Expenses. The relevant Qualified Holder(s) shall bear all out-of-pocket fees and expenses incurred by the Trust in connection with the performance of its obligations under Sections 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including fees and expenses (x) with respect to filings required to be made with FINRA and (y) of compliance with federal and state securities or Blue Sky laws (including reasonable fees and disbursements of the Special Counsel, if any, in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Qualified Holders holding a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Qualified Holders hereunder, (iv) fees and disbursements of counsel for the Trust and the Special Counsel, if any, in connection with any Registration Statement, (v) fees of accountants and reserve engineers for consents and comfort letters and (vi) fees and expenses incurred in connection with the listing by the Trust of the Registrable Securities on any securities exchange on which similar securities of the Trust are then listed. However, the Trust shall pay the internal expenses of the Trust (including all salaries and expenses of employees and agents performing legal or accounting duties), the expense of any annual audit and annual reserve report and the other fees and expenses of the accountants and independent reserve engineers for the Trust not covered by clause (v) of the preceding sentence, other than any expense that would not have otherwise been incurred but for the fact of the filing of the Registration Statement or the timing thereof, the fees and expenses of any person, including special experts, retained by the Trust and the fees and expenses of any transfer agent for the Registrable Securities. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay its own selling expenses, including any underwriting discount and commissions, all registration expenses to the extent required by applicable law and, except as otherwise provided herein, fees and expenses of counsel.

SECTION 6.         Indemnification and Contribution.

(a)           Indemnification by the Trust. The Trust shall indemnify and hold harmless SandRidge, each Qualified Holder and each person, if any, who controls SandRidge or any Qualified Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including any reasonable legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (“Expenses”) to which SandRidge, any Qualified Holder or any controlling person of SandRidge or any Qualified Holder may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement at the date and time as of which such Registration Statement was declared effective by the SEC, any preliminary Prospectus or the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the case of a preliminary Prospectus or Prospectus, in light of the circumstances under which they were made), not misleading, but in each case only with respect to written information relating to the Trust furnished by or on behalf of the Trust specifically for inclusion in the documents referred to in the foregoing indemnity. Subject to Section 6(e) of this Agreement, the Trust shall reimburse SandRidge, the Qualified Holders and any controlling persons thereof for any legal or other expenses reasonably incurred by SandRidge, the Qualified Holders or any controlling persons thereof in connection with the investigation or defense of any Expenses with respect to which SandRidge and the Qualified Holders or any controlling persons thereof are entitled to indemnity by the Trust under this Agreement.

(b)           Indemnification by SandRidge. SandRidge shall indemnify and hold harmless each Qualified Holder (other than SandRidge and SandRidge E&P), the Trust and the Trustee and any agents thereof, individually and as trustee, as the case may be, and each person, if any, who controls such Qualified Holder, the Trust or the Trustee within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any Expenses (excluding, however, any taxes, fees and other charges payable by the Trust on, based on or measured by any fees, commissions or compensation received by the Trust for its services under this Agreement) to which such Qualified Holder, the Trust, the Trustee or any agent thereof or any controlling person of such Qualified Holder, the Trust or the Trustee may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses are caused by (i) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state a material fact required to be stated in or necessary to make the statements therein not misleading at the date and time as of which such Registration Statement was declared effective by the SEC, (ii) an untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus or any Prospectus or an omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date of such preliminary Prospectus or Prospectus and as of the closing of the sale of Trust Units sold thereunder or (iii) any untrue statement or alleged untrue statement of a material fact contained in any other filing, report or other action taken with respect to the Securities Act, the Exchange Act or any other federal or state securities law, the listing of the Trust Units on the New York Stock Exchange or another national securities exchange or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that SandRidge shall not be liable to and shall not indemnify the Qualified Holders (other than SandRidge and SandRidge E&P), the Trust, the Trustee or any agents or controlling persons thereof, individually or as trustee, as the case may be, in any such case under the preceding clauses (i) and (ii) of this Section 6(b) to the extent that any such Expense arises out of, is based upon or is connected with information relating to (a) the Trust in its individual capacity or (b) such Qualified Holder, in either case prepared or furnished by the Trust or such Qualified Holder, as the case may be, expressly for use in any Registration Statement, any preliminary Prospectus or any Prospectus; and provided, further, that SandRidge shall not be liable to the Qualified Holders (other than SandRidge and SandRidge E&P), the Trust or any agents or controlling persons thereof, individually or as trustee, as the case may be, in any such case under the preceding clause (iii) of this Section 6(b) to the extent that any such Expense arises out of, is based upon or is connected with information relating to (a) the Trust in its individual capacity prepared or furnished by the Trust and the Trust is found liable or (b) such

Qualified Holder prepared or furnished by such Qualified Holder and such Qualified Holder is found liable. Subject to Section 6(e) of this Agreement, SandRidge shall reimburse the Qualified Holders (other than SandRidge and SandRidge E&P), the Trust and the Trustee and any agents or controlling persons thereof for any legal or other expenses reasonably incurred by the Qualified Holders (other than SandRidge and SandRidge E&P), the Trust and the Trustee or any agent or controlling persons thereof in connection with the investigation or defense of any Expenses with respect to which the Qualified Holders (other than SandRidge and SandRidge E&P), the Trust and the Trustee or any agent or controlling persons thereof is entitled to indemnity by SandRidge under this Agreement.

(c)           Indemnification by Certain of the Qualified Holders. Each Qualified Holder (other than SandRidge), severally and not jointly, shall indemnify and hold harmless SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, and any other Qualified Holder and each person, if any, who controls SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, or any other Qualified Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all Expenses to which SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, any other Qualified Holder or any controlling person of SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, or any other Qualified Holder may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement at the date and time as of which such Registration Statement was declared effective by the SEC, any preliminary Prospectus or the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the case of a preliminary Prospectus or Prospectus, in light of the circumstances under which they were made), not misleading, but in each case only with respect to written information relating to such Qualified Holder (other than SandRidge) furnished by or on behalf of such Qualified Holder specifically for inclusion in the documents referred to in the foregoing indemnity. Subject to Section 6(e) of this Agreement, such Qualified Holder shall reimburse SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, the other Qualified Holders and any agents or controlling persons thereof for any legal or other expenses reasonably incurred by SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, the other Qualified Holders or any agent or controlling persons thereof in connection with the investigation or defense of any Expenses with respect to which SandRidge, the Trust, the Trustee and any agents thereof, individually and as trustee, and the other Qualified Holders or any agent or controlling persons thereof is entitled to indemnity by such Qualified Holder under this Agreement.

(d)           Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a), 6(b) or 6(c) hereof, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, other than solely by virtue of the rights and obligations of the Indemnifying Party and the Indemnified Party under this Section 6. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Qualified Holders holding a majority of the Registrable Securities covered by the Registration Statement held by Qualified Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b) or Section 6(c), the Trust. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final, non-appealable judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any Expenses by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(e)           Contribution. To the extent that the indemnification provided for in Section 6(a), 6(b) or 6(c) is unavailable to an Indemnified Party or insufficient in respect of any Expenses referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Indemnifying Parties on the one hand and the Indemnified Party or Indemnified Parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or Indemnifying Parties on the one hand and of the Indemnified Party or Indemnified Parties on the other hand in connection with the statements or omissions that resulted in such Expenses, as well as any other relevant equitable considerations. The relative fault of SandRidge and the other Qualified Holders on the one hand and the Trust on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated or necessary in order to make the statements (in the case of a preliminary Prospectus or Prospectus, in light of the circumstances under which they were made) not misleading, relates to information supplied by SandRidge, the other Qualified Holders or by the Trust, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Qualified Holders’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)            The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Party at law or in equity, hereunder or otherwise.

(g)           The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Qualified Holder, any person controlling SandRidge or any other Qualified Holder or any Affiliate of SandRidge or any other Qualified Holder or by or on behalf of the Trust, its employees or agents or any person controlling the Trust and (iii) the sale of any Registrable Securities by any Qualified Holder.

SECTION 7.         Information Requirements. The Trust covenants that, if at any time before the end of the Effective Period the Trust is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Qualified Holder and take such further reasonable action as any Qualified Holder may reasonably request in writing (including making such reasonable representations as any such Qualified Holder may reasonably request), to enable such Qualified Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Qualified Holder, the Trust shall deliver to such Qualified Holder a written statement as to whether the Trust has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Trust to register any of the Trust’s securities under any section of the Exchange Act.

SECTION 8.         Underwritten Registrations. Qualified Holders of Registrable Securities covered by any Registration Statement may sell such Registrable Securities to an underwriter in an underwritten offering for reoffering to the public. If any of the Registrable Securities covered by any Registration Statement are to be sold in an underwritten offering, the underwriters that will administer the offering will be selected by the Qualified Holders holding a majority of such Registrable Securities included in such offering, subject to the consent of the Trust (which shall not be unreasonably withheld or delayed), and such Qualified Holders shall be responsible for all underwriting commissions and discounts and any transfer taxes in connection therewith. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 9.         Miscellaneous.

(a)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Trust, SandRidge and Qualified Holders holding a majority of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Qualified Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Qualified Holders may be given by Qualified Holders of at least a majority of the Registrable Securities being sold by such Qualified Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, this Agreement may be amended by written agreement signed by the Trust, without the consent of the Qualified Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Qualified Holders of Registrable Securities. Each Qualified Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Qualified Holder.

(b)           Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by facsimile, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i)            if to a Qualified Holder other than SandRidge or SandRidge E&P, at the most current address of such Qualified Holder on file with the Trust;

if to the Trust or the Trustee, to:

SandRidge Permian Trust
c/o The Bank of New York Mellon Trust Company, N.A.
Institutional Trust Services
919 Congress Avenue, Suite 500
Austin, Texas 78701

Attention: Michael J. Ulrich
Facsimile No.: (512) 479-2253

with a copy to:

Bracewell & Giuliani LLP
111 Congress Avenue
Suite 2300
Austin, Texas 78701
Attention: Thomas W. Adkins
Fax: (512) 479-3940

if to SandRidge or SandRidge E&P, to:

SandRidge Energy, Inc.

123 Robert S. Kerr Avenue
Oklahoma City, OK 73102-6406

Attention: Philip T. Warman

Facsimile No.: (405) 429-5983

with a copy to:

Covington & Burling LLP

1201 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Attention: David H. Engvall

Facsimile No. (202) 778 5307

or to such other address as such person may have furnished to the other persons identified in this Section 9(b) in writing in accordance herewith.

(c)           Approval of Qualified Holders. Whenever the consent or approval of Qualified Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by Affiliates of the Trust (other than SandRidge, SandRidge E&P or other Qualified Holders if such Qualified Holders are deemed to be Affiliates of the Trust solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Qualified Holders of such required percentage.

(d)           Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns (including Transferees); provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof. The Registrable Securities acquired by Transferees shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, each such Transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

(e)           No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns (including Transferees) and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

(f)            Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)           Construction. Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) references to Articles and Sections refer to Articles and Sections of this Agreement; (iii) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation;” and (iv) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

(h)           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)            Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j)            Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Trust with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Trust with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

(k)           Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effective Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof, each of which shall remain in effect in accordance with its terms.

(l)            Specific Enforcement; Venue. The parties hereto acknowledge and agree that each would be irreparably damaged if any of the provisions of this Agreement are not performed by the other in accordance with their specific terms or are otherwise breached. It is accordingly agreed that each party shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce this Agreement and the terms and provisions hereof specifically against the other, in addition to any other remedy to which such aggrieved party may be entitled at law or in equity. Any action or proceeding seeking to enforce any provision of, or based on any rights arising out of, this Agreement may be brought against any of the parties in the federal and Oklahoma state courts sitting in Oklahoma City, Oklahoma and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

(m)          Limitation of Liability. It is expressly understood and agreed by the Parties hereto that (i) this Agreement is executed and delivered by the Trustee not individually or personally, but solely as Trustee in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SandRidge Permian Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
Name: Michael J. Ulrich
Title: Vice-President

[Signature page to Registration Rights Agreement]

SandRidge Energy, Inc.

By:	/s/ James D. Bennett
	Name:	James D. Bennett
	Title:	Executive Vice President and Chief Financial Officer

[Signature page to Registration Rights Agreement]